Exhibit 99.1

Ebix Announces Appointment of George W. Hebard III to its Board of Directors

ATLANTA – March 25, 2015 – Ebix, Inc. (NASDAQ: EBIX), a leading international supplier of on-demand software and e-commerce services to the insurance, financial and healthcare industries, today announced that George (“Geordie”) W. Hebard III, Managing Director of Barington Capital Group, L.P., has been appointed to the Company’s Board of Directors. Mr. Hebard is replacing James A. Mitarotonda, Chairman and Chief Executive Officer of Barington Capital Group, L.P., who will be leaving the Ebix Board to devote his own time on other Companies that need his focused attention.

Mr. Mitarotonda stated, “During my service on the Ebix Board, I have been extremely impressed with the leadership of Robin Raina and the fundamental strength of the operations that he has built at Ebix. Given the resolution with the Internal Revenue Service with respect to a previously disclosed audit, I believe that Ebix is now in a strong position to execute its business plans with limited extraneous interruptions or distractions. While I am leaving the Board due to other new demands on my time, I am pleased that my colleague Geordie Hebard is joining the Board and that the Company is in the capable hands of Robin Raina and the rest of the Ebix directors.”

Mr. Hebard, Managing Director of Barington Capital Group, L.P., stated, “Having followed Ebix since 2008 and as a shareholder since 2013, I am excited to become an Ebix director. Ebix has a strong business with extensive opportunities for future growth. I look forward to working with Robin and the other members of the Ebix Board to build long-term value for the shareholders of the Company.”

Robin Raina, Chairman of the Board and Chief Executive Officer of Ebix, said, “I am pleased that Mr. Hebard is joining the Board of Ebix. Besides his involvement with the Barington investment in Ebix, he has personally been an investor in Ebix since 2013. That speaks to his belief in the strength of the Ebix story. I also want to thank Mr. Mitarotonda for his service as a director and for his continued support as a significant shareholder of Ebix.”

As a part of an amendment to the prior agreement reached with Barington Capital Group, L.P., Barington has agreed to an extension of certain “standstill” provisions through the annual meeting of stockholders of the Company to be held in 2018.

George W. Hebard III is a Managing Director of Barington Capital Group, L.P., an investment firm that has assisted numerous companies in improving their financial and share price performance. Mr. Hebard served as Principal Executive Officer and Chief Operating Officer of Enzon Pharmaceuticals, Inc. from May 2012 to December 2013, and has continued in that role as a consultant since January 2014. From September 2011 to April 2012, Mr. Hebard was a Managing Director at Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds. Prior to joining Icahn Capital, from 2005 to 2011, Mr. Hebard served as a Managing Director at Blue Harbour Group, an investment firm in Greenwich, Connecticut. Prior to Blue Harbour Group, Mr. Hebard served as a Managing Director at Ranger Partners from 2002 to 2003, and prior to Ranger Partners, Mr. Hebard was an Associate at Icahn Associates Corp. from 1998 to 2002. Mr. Hebard is a director of North Atlantic Holding Company and was a director of Enzon Pharmaceuticals, Inc. from February 2012 to November 2013. He has an MBA from INSEAD and an A.B. in Economics from Princeton University.

About Ebix, Inc.

A leading international supplier of On-Demand software and E-commerce services to the insurance, financial and healthcare industries, Ebix, Inc., (NASDAQ: EBIX) provides end-to-end solutions ranging from infrastructure exchanges, carrier systems, agency systems and risk compliance solutions to custom software development for all entities involved in the insurance industry.

With 40+ offices across Australia, Brazil, Canada, India, New Zealand, Singapore, the US and the UK, Ebix powers multiple exchanges across the world in the field of life, annuity, health and property & casualty insurance. Through its various SaaS-based software platforms, Ebix employs hundreds of insurance and technology professionals to provide products, support and consultancy to thousands of customers on six continents. For more information, visit the Company’s website at www.ebix.com.

About Barington Capital Group, L.P.

Barington Capital Group, L.P. is an investment firm that, through its affiliates, manages a value-oriented, activist investment fund that was established by James A. Mitarotonda in January 2000. The Fund invests in undervalued publicly traded companies that Barington believes could appreciate significantly in value as a result of a change in corporate strategy or from various operational, financial or corporate governance improvements. Barington’s investment team, senior advisors and industry contacts are seasoned operating specialists, experienced in working with companies to design and implement initiatives to improve their financial and share price performance.

SAFE HARBOR REGARDING FORWARD-LOOKING STATEMENTS

As used herein, the terms “Ebix,” “the Company,” “we,” “our” and “us” refer to Ebix, Inc., a Delaware corporation, and its consolidated subsidiaries as a combined entity, except where it is clear that the terms mean only Ebix, Inc.

The information contained in this Press Release contains forward-looking statements and information within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. This information includes assumptions made by, and information currently available to management, including statements regarding future economic performance and financial condition, liquidity and capital resources, acceptance of the Company’s products by the market, and management’s plans and objectives. In addition, certain statements included in this and our future filings with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by us or with our approval, which are not statements of historical fact, are forward-looking statements. Words such as “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “seeks,” “plan,” “project,” “continue,” “predict,” “will,” “should,” and other words or expressions of similar meaning are intended by the Company to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-

looking statements are found at various places throughout this report and in the documents incorporated herein by reference. These statements are based on our current expectations about future events or results and information that is currently available to us, involve assumptions, risks, and uncertainties, and speak only as of the date on which such statements are made.

Our actual results may differ materially from those expressed or implied in these forward-looking statements. Factors that may cause such a difference, include, but are not limited to those discussed in our Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as: the risk of an unfavorable outcome of the pending governmental investigations or shareholder class action lawsuits, reputational harm caused by such investigations and lawsuits, the willingness of independent insurance agencies to outsource their computer and other processing needs to third parties; pricing and other competitive pressures and the Company’s ability to gain or maintain share of sales as a result of actions by competitors and others; changes in estimates in critical accounting judgments; changes in or failure to comply with laws and regulations, including accounting standards, taxation requirements (including tax rate changes, new tax laws and revised tax interpretations) in domestic or foreign jurisdictions; exchange rate fluctuations and other risks associated with investments and operations in foreign countries (particularly in Australia and India wherein we have significant operations); equity markets, including market disruptions and significant interest rate fluctuations, which may impede our access to, or increase the cost of, external financing; and international conflict, including terrorist acts.

Except as expressly required by the federal securities laws, the Company undertakes no obligation to update any such factors, or to publicly announce the results of, or changes to any of the forward-looking statements contained herein to reflect future events, developments, changed circumstances, or for any other reason.

Readers should carefully review the disclosures and the risk factors described in the documents we file from time to time with the SEC, including future reports on Forms 10-Q and 8-K, and any amendments thereto.

You may obtain our SEC filings at our website, www.ebix.com under the “Investor Information” section, or over the Internet at the SEC’s website, www.sec.gov.

Contact:

Rebecca Kral, Edelman – 212-729-2483 or rebecca.kral@edelman.com

Aaron Tikkoo – 678-281-2027 or atikkoo@ebix.com